CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-6

DERIVED INFORMATION 7/26/05

[$563,500,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$790,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-6

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 8/01/05 cutoff date.  Approximately 23.9% of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	5,521
Total Outstanding Loan Balance	$799,740,390*	Min	Max
Average Loan Current Balance	$144,854	$2,291	$1,496,709
Weighted Average Original LTV	81.0%**
Weighted Average Coupon	7.20%	4.63%	13.69%
Arm Weighted Average Coupon	7.03%
Fixed Weighted Average Coupon	8.01%
Weighted Average Margin	6.05%	2.75%	10.85%
Weighted Average FICO (Non-Zero)	632
Weighted Average Age (Months)	3
% First Liens	96.5%
% Second Liens	3.5%
% Arms	82.7%
% Fixed	17.3%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$800,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

1.  FICO and LTV

FICO and LTV	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	176,989	262,651,578	32.8	6.67	0.0	666	39.4	73.4	73.4	11.3	93.2	44.0	28.5	26.3	31.8	36.0
FICO 500-525 and LTV>65	142,946	12,150,446	1.5	8.48	0.0	515	40.6	78.5	82.9	12.7	98.4	64.4	23.2	11.0	0.0	25.5
FICO 525-550 and LTV>65	136,592	27,454,987	3.4	8.18	0.0	538	40.4	79.9	84.5	11.4	99.1	78.5	10.8	10.5	1.5	17.2
FICO 550-575 and LTV>65	141,077	53,185,904	6.7	7.67	0.3	563	40.0	81.3	82.7	12.0	96.0	73.2	10.9	15.3	7.2	22.6
FICO 575-600 and LTV>70	126,482	99,288,656	12.4	7.50	0.2	587	40.4	84.0	85.6	7.6	96.0	75.1	8.7	15.8	14.5	16.8
FICO 600-625 and LTV>70	135,550	130,534,510	16.3	7.27	0.2	611	40.8	83.7	83.9	11.5	95.4	67.7	16.6	15.6	25.0	17.0
FICO 625-650 and LTV>70	140,291	127,103,370	15.9	7.15	0.0	637	41.1	84.2	81.9	9.3	94.6	54.4	24.6	20.5	29.7	23.2
FICO 650-675 and LTV>80	118,952	37,588,855	4.7	7.82	0.1	660	41.2	92.0	72.2	10.0	84.8	52.7	21.5	25.2	22.3	27.2
FICO 675-700 and LTV>80	121,326	25,599,885	3.2	7.60	0.0	685	40.0	92.5	79.9	5.1	86.7	52.6	22.4	24.8	19.8	28.0
FICO 700-725 and LTV>80	135,778	12,084,203	1.5	7.49	0.0	710	38.5	91.9	70.3	20.4	74.3	44.8	22.9	26.3	22.5	13.3
FICO 725-750 and LTV>85	108,354	5,959,484	0.7	7.52	0.0	735	39.1	95.0	72.4	13.0	82.3	56.6	24.8	17.7	16.7	44.7
FICO 750-775 and LTV>85	136,556	4,779,475	0.6	7.38	0.0	760	38.8	93.6	74.4	4.6	71.0	65.0	15.6	19.4	25.9	32.7
FICO 775-800 and LTV>85	113,217	1,245,386	0.2	7.12	0.0	789	39.5	94.6	53.5	0.0	65.7	45.3	43.0	11.6	0.0	0.0
FICO=>800 and LTV>85	37,883	113,650	0.0	8.73	0.0	809	26.0	94.9	49.4	0.0	26.3	73.7	26.3	0.0	0.0	0.0
Total:	144,854	799,740,390	100.0	7.20	0.1	632	40.2	81.0	79.2	10.5	93.4	57.7	20.9	20.6	23.9	25.8

2. LTV and DTI
LTV and DTI	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	144,169	777,361,105	97.2	7.20	0.1	633	39.8	81.1	79.3	10.4	93.3	57.3	21.1	20.8	24.4	25.5
LTV 0-60 and DTI>50	150,266	1,953,461	0.2	7.14	0.0	565	52.7	52.7	83.2	14.0	100.0	76.3	7.9	8.2	0.0	33.2
LTV 60-65 and DTI>50	271,706	543,413	0.1	6.60	0.0	566	51.0	64.6	100.0	0.0	100.0	100.0	0.0	0.0	0.0	89.4
LTV 65-70 and DTI>50	133,318	533,271	0.1	7.15	0.0	612	52.4	68.3	30.3	36.6	100.0	9.9	69.7	20.4	0.0	0.0
LTV 70-75 and DTI>50	210,947	1,687,572	0.2	6.26	0.0	613	52.6	71.2	100.0	0.0	100.0	83.2	0.0	16.8	0.0	44.6
LTV 75-80 and DTI>50	198,471	3,175,528	0.4	7.23	0.0	571	52.4	77.7	85.5	3.3	98.3	63.3	19.8	16.9	11.3	32.7
LTV 80-85 and DTI>50	198,161	7,926,425	1.0	6.78	0.0	621	52.8	81.1	61.9	23.3	99.2	60.2	21.2	18.7	7.4	41.0
LTV 85-90 and DTI>50	216,546	2,382,011	0.3	7.06	0.0	582	52.9	85.4	100.0	0.0	100.0	92.7	0.0	7.3	7.3	41.8
LTV 90-95 and DTI>50	160,488	2,567,801	0.3	7.65	0.0	589	52.4	90.1	64.7	18.9	85.6	77.0	15.3	7.7	0.0	15.8
LTV 95-100 and DTI>50	161,356	806,780	0.1	7.43	0.0	647	54.0	95.0	100.0	0.0	100.0	96.2	3.8	0.0	37.1	37.1
LTV=>100 and DTI>50	57,359	803,023	0.1	8.99	0.0	641	52.4	100.0	100.0	0.0	100.0	92.7	7.3	0.0	0.0	7.3
Total:	144,854	799,740,390	100.0	7.20	0.1	632	40.2	81.0	79.2	10.5	93.4	57.7	20.9	20.6	23.9	25.8
3. DTI and FICO
DTI and FICO	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	148,152	475,123,679	59.4	7.01	0.1	660	37.1	81.4	77.2	9.9	91.2	50.2	25.4	23.4	28.0	28.1
DTI 0.1 -20.0 & FICO<525	95,792	957,923	0.1	8.82	2.8	499	17.3	70.8	97.2	0.0	96.7	70.2	2.8	18.6	0.0	35.2
DTI 20.1 - 25.0 & FICO<525	149,619	598,475	0.1	7.80	0.0	514	23.7	72.1	100.0	0.0	100.0	82.5	0.0	17.5	0.0	25.0
DTI 25.1 - 30.0 & FICO<550	129,685	4,020,249	0.5	8.30	0.0	531	27.3	74.1	82.3	12.9	98.9	73.0	18.3	8.7	0.0	7.5
DTI 30.1 - 35.0 & FICO<575	123,798	12,998,766	1.6	7.87	0.7	549	32.4	75.8	87.0	5.6	95.9	74.4	7.6	16.9	4.7	20.6
DTI 35.1 - 40.0 & FICO<600	124,107	34,874,132	4.4	7.55	0.1	570	37.7	78.6	82.7	12.6	97.0	70.1	14.5	15.3	11.1	16.6
DTI 40.1 - 45.0 & FICO<625	138,917	87,239,578	10.9	7.55	0.3	587	42.7	80.6	82.4	11.5	97.0	67.6	12.8	19.3	17.0	23.6
DTI 45.1 - 50.0 & FICO<650	147,308	159,828,794	20.0	7.36	0.0	602	47.8	81.6	81.7	11.4	96.3	68.5	15.3	15.9	23.3	22.0
DTI 50.1 - 55.0 & FICO<675	143,333	22,646,541	2.8	7.45	0.1	579	52.0	79.6	80.4	10.7	99.1	68.8	17.6	13.0	4.2	31.0
DTI=>55.0 & FICO<700	121,021	1,452,254	0.2	7.08	0.0	637	56.6	77.9	80.3	15.9	79.6	74.6	25.4	0.0	24.0	43.4
Total:	144,854	799,740,390	100.0	7.20	0.1	632	40.2	81.0	79.2	10.5	93.4	57.7	20.9	20.6	23.9	25.8
4. Limited and Stated Doc
Limited and Stated Doc	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	129,796	469,212,669	58.7	7.10	0.1	621	40.2	81.6	81.2	9.8	93.4	98.4	0.3	0.0	21.7	21.0
FICO 500-525 & Limited or Stated Doc	153,277	4,751,572	0.6	8.60	0.0	513	42.6	75.0	85.7	14.3	98.9	0.0	63.1	36.9	0.0	42.3
FICO 525-550 & Limited or Stated Doc	149,122	8,350,818	1.0	8.36	0.0	539	38.4	69.6	78.3	13.7	99.4	0.0	40.4	59.6	5.0	32.6
FICO 550-575 & Limited or Stated Doc	171,067	16,935,649	2.1	7.72	0.1	564	40.3	74.8	79.5	12.8	96.7	0.0	37.8	62.2	9.1	39.1
FICO 575-600 & Limited or Stated Doc	182,296	28,802,695	3.6	7.51	0.8	588	38.8	77.4	75.0	14.4	95.6	0.0	34.0	66.0	16.4	32.9
FICO 600-625 & Limited or Stated Doc	172,484	47,260,631	5.9	7.59	0.0	612	40.5	80.1	83.9	11.5	93.8	0.0	50.4	49.6	20.6	25.2
FICO 625-650 & Limited or Stated Doc	168,982	64,213,324	8.0	7.34	0.0	638	40.8	80.5	82.2	8.4	93.6	0.0	51.6	48.4	27.3	29.1
FICO 650-675 & Limited or Stated Doc	172,988	66,254,489	8.3	7.14	0.0	661	40.8	81.6	74.4	11.8	96.2	0.0	53.9	46.1	34.2	32.9
FICO 675-700 & Limited or Stated Doc	180,036	46,809,273	5.9	7.05	0.0	686	39.6	82.1	72.9	9.2	90.1	0.0	52.7	47.3	36.2	39.5
FICO 700-725 & Limited or Stated Doc	184,064	23,744,305	3.0	7.07	0.0	709	40.9	82.4	62.5	13.6	88.4	0.0	54.7	45.3	34.0	28.2
FICO 725-750 & Limited or Stated Doc	162,301	13,470,996	1.7	7.15	0.0	736	39.7	82.8	67.9	14.8	92.5	0.0	57.0	43.0	35.4	37.7
FICO 750-775 & Limited or Stated Doc	194,208	6,991,501	0.9	6.90	0.0	761	40.0	82.8	72.4	12.2	82.6	0.0	51.9	48.1	32.9	43.4
FICO 775-800 & Limited or Stated Doc	184,049	2,760,731	0.3	6.74	0.0	787	35.3	81.3	67.2	19.8	90.6	0.0	63.3	36.7	23.0	26.9
FICO=>800 & Limited or Stated Doc	90,868	181,736	0.0	7.49	0.0	805	22.7	83.3	100.0	0.0	16.5	0.0	16.5	83.5	0.0	0.0
Total:	144,854	799,740,390	100.0	7.20	0.1	632	40.2	81.0	79.2	10.5	93.4	57.7	20.9	20.6	23.9	25.8

5. IO
IO	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	127,979	608,796,422	76.1	7.35	0.1	625	39.9	81.2	79.4	9.9	93.1	59.2	21.4	18.5	0.0	18.2
FICO 525-550 & InterestOnly	420,000	420,000	0.1	8.49	0.0	544	30.8	79.3	100.0	0.0	100.0	0.0	0.0	100.0	100.0	100.0
FICO 550-575 & InterestOnly	271,123	4,066,841	0.5	7.16	0.0	567	41.3	79.6	73.2	0.0	100.0	62.1	13.3	24.6	100.0	66.5
FICO 575-600 & InterestOnly	250,313	18,022,522	2.3	7.01	0.0	589	40.6	78.0	86.5	10.9	98.2	73.8	9.7	16.5	100.0	46.2
FICO 600-625 & InterestOnly	226,257	34,617,246	4.3	6.77	0.0	612	42.5	80.8	80.7	15.9	98.1	71.9	11.5	16.6	100.0	41.7
FICO 625-650 & InterestOnly	244,051	42,220,808	5.3	6.65	0.0	637	41.6	79.8	79.4	13.4	97.1	58.5	16.5	25.1	100.0	48.8
FICO 650-675 & InterestOnly	251,867	38,031,854	4.8	6.58	0.0	661	41.2	80.8	81.5	9.5	96.7	40.3	28.3	31.4	100.0	50.1
FICO 675-700 & InterestOnly	285,939	26,306,345	3.3	6.53	0.0	687	39.4	81.2	81.1	6.2	91.9	35.6	28.2	36.2	100.0	63.5
FICO 700-725 & InterestOnly	257,987	11,867,419	1.5	6.92	0.0	708	40.4	81.6	54.7	26.8	82.8	32.0	19.9	48.1	100.0	37.7
FICO 725-750 & InterestOnly	235,633	8,011,508	1.0	6.70	0.0	736	41.0	81.6	75.1	15.1	81.0	40.5	30.3	29.2	100.0	55.9
FICO 750-775 & InterestOnly	280,810	6,458,624	0.8	6.59	0.0	761	40.0	82.3	61.5	3.4	80.3	64.4	10.6	25.1	100.0	57.2
FICO 775-800 & InterestOnly	318,000	636,000	0.1	6.83	0.0	788	25.2	73.2	54.7	45.3	100.0	0.0	54.7	45.3	100.0	54.7
FICO=>800 & InterestOnly	142,400	284,800	0.0	6.18	0.0	801	41.8	80.0	100.0	0.0	63.2	100.0	0.0	0.0	100.0	63.2
Total:	144,854	799,740,390	100.0	7.20	0.1	632	40.2	81.0	79.2	10.5	93.4	57.7	20.9	20.6	23.9	25.8